UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Welltower Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

WELLTOWER INC.

4500 DORR STREET

TOLEDO, OHIO 43615

V90743-P45601

Your Vote Counts!

WELLTOWER INC.

2026 Annual Meeting

Vote by May 20, 2026

11:59 PM ET

You invested in WELLTOWER INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026.

Get informed before you vote

View the 2026 Notice of Annual Meeting of Shareholders and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 21, 2026
vote without entering a	9:30 A.M. Central Time
control number
Virtually at:
www.virtualshareholdermeeting.com/WELL2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. You may view the proxy

materials online at www.proxyvote.com, scan the QR Barcode

on the reverse side, or easily request a paper or email copy.

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Voting Items		Board Recommends

Company Proposals

1.	Election of Directors

Nominees:

1a.	Kenneth J. Bacon	For

1b.	Karen B. DeSalvo	For

1c.	Andrew Gundlach	For

1d.	Dennis G. Lopez	For

1e.	Shankh Mitra	For

1f.	Ade J. Patton	For

1g.	Sergio D. Rivera	For

1h.	Johnese M. Spisso	For

1i.	Kathryn M. Sullivan	For

2.	The ratification of the selection of Ernst & Young LLP as Welltower Inc.’s independent registered public accounting firm for the year ending December 31, 2026.	For

3.	The approval, on an advisory basis, of the compensation of the named executive officers.	For

NOTE: The proxies are authorized to vote in their discretion upon any other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V90744-P45601